UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

TELEFLEX INCORPORATED
 (Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 948-5100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 11, 2010, Teleflex Incorporated (the “Company”) issued a press release and held a conference call to discuss its financial outlook for 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. A copy of the slide presentation referenced by the Company during the conference call, which was made available in advance of the call through the Company’s website, is furnished as Exhibit 99.2 to this Current Report. Portions of the press release and slide presentation include estimates regarding various aspects of the Company’s 2009 financial performance, and only such estimate information shall be deemed furnished pursuant to Item 2.02 of this Current Report.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01. Regulation FD Disclosure.

The information set forth in item 2.02 of this Current Report is incorporated by reference into this Item 7.01.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated January 11, 2010

99.2	Investor Conference Call Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2010	TELEFLEX INCORPORATED
	By:	/s/ Jeffrey P. Black

Name: Jeffrey P. Black Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 11, 2010
99.2	Investor Conference Call Slide Presentation